UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2008

SINO CLEAN ENERGY INC.

(Exact name of registrant as specified in Charter)

Nevada	000-51753	75-2882833
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 2205, Suite A, Zhengxin Building, No. 5, Gaoxin 1st Road, Gao Xin District,
Xi’an, Shaanxi Province, People’s Republic of China

 (Address of Principal Executive Offices)

(8629) 8209-1099

 (Issuer Telephone number)

N/A

  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a)           Dismissal of Registrant’s Certifying Accountant

Effective December 5, 2008, Yu & Associates CPA Corporation (“Yu & Associates”) was dismissed as the Company’s certifying independent accountant engaged to audit our financial statements. Yu & Associates was engaged as auditors to the Registrant for the year ended December 31, 2007.

Yu & Associates’ report on the Company’s financial statements for the two years ended December 31, 2007 did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Prior to their dismissal, there were no disagreements with Yu & Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Yu & Associates would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term as described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested Yu & Associates to provide a copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Company regarding Yu & Associates.  A copy of the letter by Yu & Associates is attached as Exhibit 16.1 to this Form 8-K.

(b)           Appointment of Registrant’s New Certifying Accountant

Effective on December 5, 2008, Weinberg & Company, P.A. (“Weinberg & Co.”), whose address is 6100 Glades Road, Suite 314, Boca Raton, Florida 33434, was engaged to serve as the Company's new independent certifying accountant to audit the Company's financial statements.

Prior to engaging Weinberg & Co., the Company had not consulted Weinberg regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or a reportable event, nor did the Company consult with Weinberg & Co. regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of Yu & Associates as the Company’s certifying independent accountant and the engagement of Weinberg & Co. as its new certifying independent accountant were both approved by our board of directors.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

16.1	Letter from Yu & Associates CPA Corporation dated December 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 9, 2008	SINO CLEAN ENERGY INC. (Registrant)

	By:	/s/ Baowen Ren
Baowen Ren Chief Executive Officer